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                                                                    EXHIBIT 10.1

                         ON'VILLAGE COMMUNICATIONS, INC.

                             1997 STOCK OPTION PLAN























                           As adopted January 22, 1997



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1.   PURPOSE OF PLAN

     1.1 Purpose. The purpose of the Plan is to enable the Company to grant to selected Eligible Persons a favorable opportunity to acquire Common Stock and, thereby, to create an incentive for them to remain in the employ of or provide services to the Company or any Affiliate and to contribute to its success.

     1.2 Nature of Options. Options granted under the Plan may be Incentive Options or Nonstatutory Options, as determined by the Administrator at the time of grant.

     1.3 Rule 701. At the time the Plan is being adopted, the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940. As such, the Company's offers and sales of Common Stock under the Plan are, to the extent determined by the Administrator in accordance with Applicable Laws, or any successor rule, intended to be exempt from the registration requirements of the Securities Act under Rule 701 under the Securities Act.

2.   CERTAIN DEFINITIONS; CONSTRUCTION

     2.1 Definitions. When used herein, the following terms shall have the meaning indicated:

         (a) "Administrator" means the Board or any Committee as shall be administering the Plan.

         (b) "Affiliate" means, with respect to any entity, any "parent" or "subsidiary" of the entity as those terms are defined in sections 424(e) and 424(f), respectively, of the Code.

         (c) "Applicable Laws" means the laws, rules and regulations relating to the adoption, implementation and administration of stock option plans under applicable state corporate laws, federal and state securities laws and the Code.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Code" means the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations promulgated thereunder.

         (f) "Committee" means a committee appointed by the Board in accordance with section 4.1 hereof.

                                       1.

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         (g) "Common Stock" means the Class A Common Stock of the Company.

         (h) "Company" means On'Village Communications, Inc., a California corporation.

         (i) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

         (j) "Eligible Persons" means directors, officers and other employees of the Company or of any Affiliate of the Company, as well as non-employee consultants and advisors who may perform significant services for or on behalf of the Company or any Affiliate.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (1) if the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (2) if the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; and

              (3) in the absence of an established trading market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (m) "Incentive Option" means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code.



                                       2.

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         (n) "Nonstatutory Option" means any Option other than an Incentive
Option.

         (o) "Notice of Grant" means a written notice specifying certain terms and conditions of an Option grant.

         (p) "Option" means a stock option granted pursuant to the Plan.

         (q) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an Option, together with any Notice of Grant relating to the Option.

         (r) "Optionee" means an Eligible Person or permitted transferee who holds an outstanding Option.

         (s) "Plan" means this 1997 Stock Option Plan, as originally adopted and as amended from time to time as herein provided.

         (t) "Plan of Exchange" means any agreement, plan or arrangement under which an outstanding Option may be surrendered in exchange for a newly granted Option with a lower exercise price or other terms which differ from the terms of the Option surrendered.

         (u) "Section 16" means section 16 of the Securities Exchange Act of
1934.

         (v) "Securities Act" means the Securities Act of 1933, as amended.

         (w) "Termination of Employment" shall mean the date when any employee-employer relationship between an Optionee and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding (1) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, (2) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (3) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment.

     2.2 Construction. The Plan shall be construed in accordance with the following provisions:



                                       3.

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         (a) the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in the Plan shall be construed to limit the right of the Company (1) to establish any other forms of incentives or compensation for employees of the Company, or (2) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association;

         (b) the existence of outstanding Options under the Plan shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise; and

         (c) nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

3.   STOCK SUBJECT TO THE PLAN

     3.1 Common Stock. Subject to adjustment as provided in section 9 hereof, the stock to be offered and issued under the Plan shall be shares of Common Stock, which may be either authorized and unissued shares or treasury shares. The cumulative aggregate number of shares of Common Stock to be offered and issued under the Plan shall not exceed 200,000, subject to adjustment as provided in section 9 hereof.

     3.2 Calculation of Shares. If an Option shall expire or terminate for any reason without having been fully exercised, or is surrendered pursuant to a Plan of Exchange or otherwise, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Where the exercise price of an Option is paid by means of the Optionee's surrender of previously owned shares of Common Stock or the Company's withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" and no longer available for issuance under the Plan.


                                       4.

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     3.3 Reservation of Shares. The Company will at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

4.   ADMINISTRATION

     4.1 Administrator. The Plan shall be administered by the Board or, either in its entirety or only insofar as it relates to Eligible Persons subject to section 16 (if any), by a committee of the Board established for this purpose in accordance with Applicable Laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act as contemplated below, the Committee shall be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     4.2 Rule 16b-3 Compliance. In the event, and for so long as, the Common Stock is registered under the Exchange Act, the Plan shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act, or any successor rule thereto, with the intention that transactions under the Plan by Eligible Persons subject to Section 16, if any, comply with the applicable requirements of Rule 16b-3, or any successor rule thereto. In this regard, to the extent any provision of the Plan or action by the Administrator fails to so comply, it shall, to the extent permitted by Applicable Laws and deemed advisable by the Administrator, be deemed null and void. Notwithstanding the above, it shall remain the sole responsibility of Optionees, not of the Company or the Administrator, to comply with applicable requirements of Section 16; and neither the Company nor the Administrator shall be liable if the Plan or any transaction under the Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any Optionee incurs any liability under Section 16 by reason of any transaction under the Plan.

     4.3 Expenses; Exculpation. All expenses and liabilities which members of the Administrator incur in connection with the administration of this Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and the Company's directors, officers and other employees shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan.


                                       5.

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     4.4 Powers of Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

         (a) to determine whether and to what extent Options are granted hereunder;

         (b) to select from among Eligible Persons those individuals to whom Options shall be granted hereunder;

         (c) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

         (d) to approve forms of Option Agreements and other instruments for use under the Plan;

         (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, the exercise price, the time or times when the Option may be exercised (which may be based on performance or other criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding the Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

         (f) to determine the Fair Market Value of Common Stock;

         (g) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of Common Stock covered by such Option shall have declined since the date the Option was granted;

         (h) to construe and interpret the terms and provisions of the Plan and of any Option Agreement and all Options granted under the Plan;

         (i) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

         (j) to modify or amend each Option (subject to section 12.2 hereof), including the discretionary authority to extend the post-termination exercisability period of any Option longer than is otherwise provided for in the Plan;

         (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant or exercise of an Option authorized by the Administrator;



                                       6.

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         (l) to institute from time to time a Plan of Exchange; and

         (m) to make all other determinations it deems necessary or advisable for administering the Plan or any Option Agreement or Option.

         The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and other persons.

5.   PARTICIPATION

     Eligible Persons shall be eligible for selection to participate in the Plan upon approval by the Administrator; provided, however, that only "employees" (within the meaning of section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options if the Administrator shall so determine. No Eligible person is entitled to participate in the Plan by matter of right; only those Eligible Persons who are selected by the Administrator in its discretion shall participate in the Plan.

6.   OPTION AGREEMENT; TERMS OF OPTIONS

     6.1 Option Agreement. Each Option shall be evidenced by an Option Agreement, which shall be subject to the terms and conditions of the Plan and shall contain such other terms and conditions that are not inconsistent with the Plan as the Administrator may deem appropriate in each case. In the event of a conflict between the terms or conditions of an Option Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern. Failure of an Optionee to execute an Option Agreement shall not invalidate or render void the grant of an Option hereunder.

     6.2 Exercise Price. The exercise price of each Incentive Option shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of Common Stock on the date of grant. If an Incentive Option is granted to an employee who at the time of grant owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the Option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Administrator, but shall not be less than 85% of the Fair Market Value of Common Stock on the date of grant. The status of each Option granted under the Plan as either an Incentive Option or a Nonstatutory Stock Option shall be determined by the Administrator at the time the


                                       7.

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Administrator acts to grant the Option, and shall be designated as such in the related Option Agreement.

     6.3 "Reload" Options. At the time of grant or at any time thereafter, the Administrator may determine that an Optionee who has paid the exercise price of an Option by surrendering previously owned shares of Common Stock or by the Company's withholding of shares otherwise issuable upon exercise of the Option shall automatically receive a new Option hereunder to purchase additional shares of Common Stock equal to the number of shares so surrendered or withheld and may specify the terms and conditions of such "reload" options.

     6.4 Payment of Exercise Price. Except as provided below, payment in full shall be made for all shares of Common Stock purchased at the time written notice of exercise of an Option is given to the Company, either in cash or by delivery by the Optionee of Common Stock already owned by the Optionee, for all or part of the aggregate exercise price of the shares as to which the Option is being exercised, provided that the Fair Market Value of such Common Stock is equal on the date of exercise to the aggregate exercise price of the shares as to which the Option is being exercised. At the time an Option is granted or exercised, the Administrator, in the exercise of its discretion, may authorize one or more of the following additional methods of payment:

         (a) acceptance of the Optionee's full recourse promissory note for a portion of the aggregate exercise price of the shares as to which the Option is being exercised, payable on such terms and bearing such interest as determined by the Administrator, which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock so acquired); provided, however, that not less than the aggregate par value of the shares of Common Stock to be issued shall be paid in cash;

         (b) any other property, so long as such property constitutes valid consideration under Applicable Laws for the shares as to which the Option is being exercised and is surrendered in good form for transfer; and

         (c) subject to section 422 of the Code, by means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

     6.5 Withholding. Irrespective of the form of payment of the exercise price of an Option, the delivery of shares pursuant to the exercise of an Option shall be conditioned upon payment by the Optionee to the Company of amounts sufficient to enable the Company to pay all federal, state,

                                       8.

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and local withholding taxes applicable, in the Company's judgment, to the exercise. In the discretion of the Administrator, such payment to the Company may be effected through (a) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the Optionee by the Company on exercise of the Option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (b) payment by the Optionee to the Company of the aggregate withholding taxes in cash, (c) withholding by the Company from other amounts contemporaneously owed by the Company to the Optionee, or (iv) any combination of these three methods, as determined by the Administrator in its discretion.

     6.6 Vesting and Exercise.

         (a) Each Option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Administrator shall determine; provided, however, that each Option shall become exercisable in full no later than five years after such option is granted, and each Option shall become exercisable as to at least 20% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if an Optionee shall not in any given installment period purchase all of the shares which such Optionee is entitled to purchase in such installment period, such Optionee's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of the Optionee's Option. The Administrator may, at any time after grant of an Option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the Option and the limitations set forth in paragraph (f) of this section 6.6. At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Administrator may, by the terms of the Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares. No Option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an Option at the time of exercise, the Optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

                                       9.

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         (b) To the extent that the aggregate Fair Market Value (determined on the date of grant) of Common Stock with respect to which an Incentive Option granted hereunder (together with any Incentive Options granted the Optionee under all other plans of the Company) are exercisable for the first time by an Optionee in any calendar year under the Plan exceeds $100,000, such Option shall be treated as a Nonstatutory Option to the extent required by section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

         (c) Exercising an Option in any manner shall decrease the number of shares thereafter available for purposes of the Plan, and for sale under the Option, by the number of shares as to which the Option is exercised.

         (d) The Administrator may, at any time, extend the exercise period of an Option as stated in the relevant Option Agreement for any period not exceeding the original expiration date of the Option on such terms and conditions as it may determine.

         (e) Notwithstanding any provision of this section 6.6, in no event shall any Option be exercised after the expiration date of the Option set forth in the applicable Option Agreement.

         (f) If Common Stock acquired upon exercise of any Incentive Option is disposed of in a disposition that, under section 422 of the Code, disqualifies the Optionee from the application of section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

7.   TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

     7.1 Termination of Employment. Upon Termination of Employment of an Optionee, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration date of the Option set forth in the applicable Option Agreement). In the case of an Incentive Option, such period of time for exercise shall not exceed three months from the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following Termination of Employment of the Optionee. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the shares covered by the


                                       10.

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unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

     7.2 Disability. In the event of a Termination of Employment of an Optionee as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option also shall revert to the Plan.

         7.3 Death. The Option may be exercised at any time within twelve months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         7.4 Leave of Absence. Unless otherwise provided in the applicable Option Agreement, and to the extent permitted by section 422 of the Code, an Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or such longer period, if any, for which the Optionee's right to reemployment by the Company is guaranteed either contractually or by statute; provided, however, that, with respect to Incentive Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said section. Unless otherwise determined by the Administrator in its

                                       11.

discretion, vesting of options shall be suspended during a leave of absence.

8.   TRANSFERABILITY OF OPTIONS

     8.1 Options Generally Nontransferable. Except as provided in section 8.2 hereof, each Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an Option may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any Option contrary to the provisions of the Plan and the applicable Option Agreement, and any levy of any attachment or similar process upon an Option, shall be null and void, and otherwise without effect, and the Administrator may, in its sole discretion, upon the happening of any such event, terminate such Option forthwith.

     8.2 Permitted Transfers. In the discretion of the Administrator and subject to Applicable Laws, a Nonstatutory Option may be transferred by the Optionee (a) by gift or otherwise to the Optionee's spouse or other immediate relative, or to a trust or estate in which the Optionee or his or her spouse or other immediate relative has a substantial beneficial interest, or (b) pursuant to a qualified domestic relations order (as defined by the Code). However, any Nonstatutory Option so transferred shall continue to be subject to all the terms and conditions contained in the Option Agreement evidencing such Option.

9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
SALE

     9.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon surrender or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of considera-

                                       12.

tion by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in this respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     9.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Common Stock covered thereby, including shares as to which the Option would not otherwise be exercisable.

     9.3 Merger or Sale of Assets. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or any Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the shares covered thereby, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of less than 15 days from the date of such notice, and the Option shall terminate upon the expiration of the period specified in such notice.

     9.4 Fractional Shares. No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under any provision of this section 9.

10.  DATE OF GRANT AND EXERCISE

     10.1 Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination to grant such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.


                                       13.

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     10.2 Date of Exercise. An Option shall be deemed to be exercised when the
Secretary of the Company receives written notice from the Optionee of such exercise, payment of the exercise price determined pursuant to section 6.4 hereof and set forth in the Option Agreement, and all representations, indemnifications and documents reasonably requested by the Administrator.

     10.3 Issuance of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) the admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) the completion of any registration or other qualification of such shares under any state or federal law, or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

         (c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

         (d) the lapse of such reasonable period of time following the exercise of the option as the Administrator may establish from time to time solely for reasons of administrative convenience; and

         (e) the receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     10.4 Rights of Optionees and Beneficiaries. The Company shall pay all amounts payable hereunder only to the Optionee or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

     10.5 Government Regulations. The Plan, and the grant hereunder and exercise of Options and the issuance and delivery of shares of Common Stock subject to Options, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin


                                       14.

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requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

11.  LIABILITY OF COMPANY

     11.1 Absence of Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     11.2 Grants in Excess of Available Shares. If shares of Common Stock covered by an Option exceeds, as of the date of grant, the number of shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares subject to the Plan is timely obtained in accordance with section 12.2(c) hereof.

12.  EFFECTIVE DATE; AMENDMENT AND TERMINATION

     12.1 Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months before or after the date of the Board's adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any Options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

     12.2 Amendment.

         (a) The Plan shall terminate automatically as of the earlier of (1) the sale of all shares available for issuance under the Plan, (2) the close of business on the day preceding the tenth anniversary date of its adoption by the Board, or (3) earlier as provided below.

         (b) The Administrator may at any time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions

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of such Optionee's Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee affected thereby, alter or impair any rights or obligations under any Option theretofore granted under the Plan. No Option may be granted during any period of suspension nor after termination of the Plan.

         (c) The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or section 422 of the Code (or any successor rule or statute or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as the Administrator determines is required by Applicable Laws.

13.  MISCELLANEOUS

     13.1 Privileges of Stock Ownership; Investment Intent. An Optionee shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the Optionee. Upon exercise of an Option at a time when there is not in effect under the Securities Act a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of section 10(a)(3) of the Securities Act, the Optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

     13.2 Reports to Optionees. The Company shall furnish to each Optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

     13.3 Legend Conditions.

         (a) In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company

                                       16.

to cause the issuance of a new certificate not bearing the legend.

         (b) Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded.

     13.4 Use of Proceeds. Proceeds realized pursuant to the exercise of Options shall constitute general funds of the Company.

     13.5 Governing Law. The Plan shall be governed by, and construed in accordance with the laws of the State of California (without giving effect to conflicts of law principles).


                                               *     *     *


                                                   17.